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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                December 15, 2006
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                         SANCON RESOURCES RECOVERY, INC.
                     (Exact name of registrant as specified in its charter)


         NEVADA                                       58-2670972
(State or other jurisdiction           (IRS Employer Identification File Number)
     of incorporation)

                        1507 GREENLAND COMMERCIAL CENTRE,
                    1258 YUYUAN ROAD, SHANGHAI, CHINA 200050
                    (Address of Principal Executive Offices)

                                    +86-21-5155 3616
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS


Item 4.01  Change in Registrant's Certifying Accountant


ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We engaged Kabani & Company, Inc. ("Kabani"), as our new independent accountant from December 2006. The decision to retain Kabani & Company, Inc. was recommended and approved by the Registrant's Board of Directors.

During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Kabani, neither the Registrant nor anyone on the Registrant's behalf consulted with Russell Bedford regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 Sancon Resources Recovery, Inc.
                                                 (REGISTRANT)

Date: December 15, 2006

                                                 By: /s/ Jack Chen
                                                     ---------------------------
                                                     Jack Chen
                                                     Chief Executive Officer